Summary Prospectus

FundX ETF (XCOR)

January 31, 2024

Before you invest, you may want to review the FundX ETF's (the “Fund” or the “FundX ETF”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.fundxfunds.com. You may also obtain this information at no cost by calling 1-866-455-FUND [3863] or by sending an e-mail to issue@fundx.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2024, are incorporated by reference into this Summary Prospectus.
Investment Objective
The Fund seeks to maximize capital appreciation over the long term without regard to income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the FundX ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

FundX ETF

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Other Expenses	None
Acquired Fund (Underlying Fund) Fees and Expenses	0.27%
Total Annual Fund Operating Expenses	1.27%

Example
This Example is intended to help you compare the cost of investing in the FundX ETF with the cost of investing in other funds. The Example assumes that you invest $10,000 in the FundX ETF for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the FundX ETF’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
FundX ETF	$129	$403	$697	$1,534
Portfolio Turnover
The FundX ETF may pay transaction costs or broker fees, when it buys and sells securities (or “turns over” its portfolio). If transaction costs are involved, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when FundX ETF shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the FundX ETF’s performance. During the most recent fiscal year, the FundX ETF’s portfolio turnover rate was 184% of the average value of its portfolio.

Principal Investment Strategies
The FundX ETF is a fund-of-funds and as such invests primarily in exchange traded funds (“ETFs”) (“Underlying ETFs”). The Underlying ETFs, in turn, invest primarily in individual securities such as common stocks.

Because markets change, the Advisor actively manages the Fund’s portfolio using a proprietary investment strategy called Upgrading, which seeks to capture global market trends. The Advisor invests in the Underlying ETFs that it considers to be in sync with current market leadership. The Advisor sells an Underlying ETF when it believes that the Underlying ETF is no longer performing in sync with current market leadership or if a new Underlying ETF is judged more attractive than a current holding.
Upgrading
When a fund begins to lag its peers, the Advisor redeems the shares and directs the proceeds to a better performing alternative. The Advisor classifies the pool of Underlying ETFs into five risk/return categories:
•Sector Equity Underlying ETFs
•Aggressive Equity Underlying ETFs
•Core Equity Underlying ETFs
•Total Return Underlying ETFs
•Bond Underlying ETFs

Under normal market conditions, the FundX ETF will invest predominantly in Core Equity Underlying ETFs, which generally invest in diversified portfolios of equity securities of well‑established U.S. and foreign companies with a wide range of market capitalizations.
Core Equity Underlying ETFs may also invest in fixed income securities. Core Equity Underlying ETFs allow the Fund to participate in broad market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. The FundX ETF may purchase, without limit, shares of Underlying ETFs that invest in domestic, international and global securities.
To a lesser extent the FundX ETF may also invest a portion of its assets in Sector and Aggressive Equity Underlying ETFs, which may invest in more concentrated portfolios or in small-cap, mid-cap or less-seasoned companies, or may make significant use of complex investment techniques, such as leverage, short sales and margin. Sector and Aggressive Equity Underlying ETFs may be riskier than Core Equity Underlying ETFs, but may hold the potential for higher reward. Sector and Aggressive Equity Funds allow the Fund to participate in more specialized stock market leadership trends, such as rotations between specific sectors or within emerging markets. The FundX ETF may hold up to 50% of its assets in Underlying ETFs that focus on emerging markets. The FundX ETF may engage in securities lending activities to increase its income.
See “More about the Funds’ Investment Objectives, Strategies and Risks – The Advisor’s Process for Classifying the Underlying ETFs” for more information on this system.

Principal Risks
An investment in the FundX ETF entails risk. The FundX ETF cannot guarantee that it will meet its investment objective. Since the price of the Underlying ETFs that the FundX ETF holds may fluctuate, the value of your investment may fluctuate and you could lose all or a portion of your investment in the FundX ETF. The following risks could affect the value of your investment:
▪ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for shares than the Fund’s NAV. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.
▪General Market Risk – General market risk is the risk that the value of a Fund’s shares will fluctuate based on the performance of the securities held by the Underlying ETFs it owns. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

▪Management Risk – Management risk describes the FundX ETF’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the FundX ETF.
▪Foreign Securities Risk – The Underlying ETFs held by the FundX ETF may have significant investments in foreign securities. Foreign securities entail risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.
▪Emerging Markets Risk – In addition to developed markets, the FundX ETF may invest in Underlying ETFs that may invest in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues, which could reduce liquidity. Additional risks of emerging markets include differences in nationalization, embargo, expropriation and acts of war. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions; such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. The Underlying ETFs may be required to establish special custody or other arrangements before making certain investments in those countries.
▪Leverage Risk – Some Underlying ETFs may borrow money for leveraging and will incur interest expense. Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.
▪Short Sales Risk – The Underlying ETFs may engage in short sales which could cause an Underlying ETF’s investment performance to suffer if it is required to close out a short position earlier than it had intended.
▪Small Company Risk – The Underlying ETFs may invest in securities of small companies, which involves greater volatility than investing in larger and more established companies.
▪Large Company Risk – Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.
▪Sector Emphasis Risk – Some of the Underlying ETFs may have particular emphasis in one or more sectors, subjecting that Underlying ETF to sector emphasis risk. Sector emphasis risk is the possibility that a certain sector may underperform other sectors or the market as a whole.
▪ETF Trading Risk – Because the FundX ETF invests in ETFs, it is subject to additional risks that do not apply to conventional ETFs, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact a Fund’s ability to sell its shares of an ETF.
▪Portfolio Turnover Risk – To the extent the FundX ETF invests in ETFs, it may be subject to the risks of having a high portfolio turnover rate. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.

▪Upgrading Strategy Risk – The FundX ETF employs an Upgrading strategy whereby it continually seeks to invest in the top-performing securities at a given time. When investment decisions are based on near-term performance, however, the FundX ETF may be exposed to the risk of buying Underlying ETFs immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value.
▪Underlying ETFs Risk – The risks associated with the FundX ETF include the risks related to each Underlying ETF in which the FundX ETF invests. Although the FundX ETF seeks to reduce the risk of your investment by diversifying among ETFs that invest in stocks and, in some cases, bonds, there are inherent risks of investing in various asset classes. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.
▪Securities Lending Risk - There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the FundX ETF may lose money.
▪Market Events Risk – Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or has significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
Performance
The following performance information provides some indication of the risks of investing in the FundX ETF. The Fund is the successor to the FundX Upgrader Fund (the “Predecessor Fund”), as a result of the reorganization of the Predecessor Fund into the Fund on October 17, 2022, (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations.
As of the Reorganization, the Fund has adopted the performance history of the Predecessor Fund, which operated as an open-end mutual fund. The Predecessor Fund was also advised by the Adviser and had the same investment objective and substantially similar strategies as the Fund. The bar chart shows the Predecessor Fund’s performance for the calendar years ended December 31. The table illustrates how the Predecessor Fund’s average annual returns for 1‑year, 5‑year and 10‑year periods compare with those of a broad measure of market performance. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at www.fundxfunds.com.
Effective at the close of business on August 1, 2014, the FundX Upgrader Fund, a series of Professionally Managed Portfolios (the “Previous Predecessor Fund”, together with the Predecessor Fund, the “Predecessor Funds”), reorganized into the Predecessor Fund, a series of FundX Investment Trust. Performance information shown prior to the close of business on August 1, 2014 is that of the Previous Predecessor Fund. Additionally, the Predecessor Fund has adopted the Financial Statements of the Previous Predecessor Fund.

FundX ETF – XCOR
Calendar Year Total Return as of December 31

30%
20%
10%
0%
-10%
-20%
8.32%
0.72%
5.13%
15.35%
-3.71%
26.93%
25.37%
10.31%
-17.94%
14.13%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best and Worst Quarters of the Predecessor Funds
Best Quarter	6/30/2020	21.14%
Worst Quarter	3/31/2020	-17.83%

Average Annual Total Returns as of December 31, 2023 for the Predecessor Funds

FundX ETF – XCOR	1 Year	5 Years	10 Years
Return Before Taxes	14.13%	10.45%	7.67%
Return After Taxes on Distributions	13.88%	7.72%	6.28%
Return After Taxes on Distributions and Sale of Fund Shares	8.55%	7.96%	6.05%
Morningstar Global Market Large-Mid Cap Index (reflects no deduction for fees, expenses or taxes)*	21.80%	11.54%	7.88%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
*The inception date of the Morningstar Global Markets Large-Mid Cap Index is November 15, 2016, and the performance inception date of the index is June 30, 1998. Returns prior to the inception date have been synthetically calculated by the index provider.
The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period. The after‑tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. The after‑tax returns are not relevant if you hold your Fund shares through a tax‑deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

In certain cases, Return After Taxes on Distribution and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from these shown.
Investment Advisor
One Capital Management, LLC is the investment advisor to the FundX ETF.
Portfolio Managers
Janet Brown, Martin DeVault, and Sean McKeon have served as portfolio managers of the Predecessor Fund since its 2001 inception and serve as portfolio managers of the FundX ETF since its inception in October 2022.
Purchase and Sale of Fund Shares
Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Fund’s shares on the Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.fundxfunds.com.
Tax Information
The FundX ETF’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the FundX ETF through a broker-dealer or other financial intermediary (such as a bank), the FundX ETF may pay for account servicing and the Advisor may pay the intermediary for the sale of FundX ETF shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the FundX ETF over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.